Household Finance Corporation
HRSI Funding, Inc.                                        Aug-98
Household Private Label Credit Card Master Trust       21-Sep-98
II, Series 1994-2
*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of
Principal Receivables)
   Payment Rate                                           8.004%
   Annualized Gross Cash Yield                           22.224%
   Annualized Default Rate                                7.489%
   Annualized Portfolio Yield                            14.734%

Delinquency status of accounts:
(Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                   53,719,222.45
   30 - 59 days (Del Stat 1) (%)                           4.03%
   60 - 89 days (Del Stat 2) ($)                   25,165,430.64
   60 - 89 days (Del Stat 2) (%)                           1.89%
   90+ days (Del Stat 3+)($)                       93,360,682.74
   90+ days (Del Stat 3+)(%)                               7.00%
        Total ($)                                 172,245,335.83
        Total (%)                                         12.91%

Collections
   Principal (discount applied)                    79,416,331.13
   Finance Charge (discount applied)               22,857,336.80
   Other                                                    0.00
   Allocated Recoveries                               806,893.40
   Total                                          103,080,561.33

Aggregate Principal Shortfalls for Group 1                  0.00

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Defaulted Receivables                            7,974,595.66
   Defaulted Receivables Repurchased Pursuant to            0.00
Article 2.07
   Defaulted Receivables Repurchased Pursuant to            0.00
Article 3.03
   Defaulted Amount                                 7,974,595.66

*** Reallocated Investor Finance Charge and
Administrative Collections ***

Reallocated Investor Finance Charge and             4,787,745.65
Administrative Collections
Investor Defaulted Amount                           1,613,419.72
Series Adjusted Portfolio Yield                          14.734%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                          79.2967033%
Fixed Class A Invested Percentage                    82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]    1,221,458.33
Overdue Class A Monthly Interest (Due) [Section             0.00
4.08(a)]
Class A Additional Interest (Due) [Section                  0.00
4.08(a)]
Overdue Class A Additional Interest (Due)                   0.00
[Section 4.08(a)]
Class A Investor Default Amount                     1,279,388.65
Allocable Servicing Fee (Due) [Section 3]             430,871.21
Previously unpaid Allocable Servicing Fee                   0.00

Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req.               0.00
Amount [Section 4.13(a)]
     From Cash Collateral Account Withdrawls                0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
[Section 4.15(a)]
     Total ("Funded Class A Required Amount")               0.00

Class A Invested Percentage of Reallocated FC&A     3,796,524.46
[Section 4.11(a)]
Amount that constitutes Excess FC&A [Section          864,806.27
4.11(a)(iv)]
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
unpaid Allocated Servicing Fee [Section 4.13(g)]
Total Available for Class A Invested Percentage     2,931,718.19
Allocations

Class A Monthly Interest (Paid)                     1,221,458.33
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (Paid)    1,279,388.65
Allocable Servicing Fee (Paid)                        430,871.21
Previously unpaid Allocable Servicing Fee (Paid)            0.00

Class A Interest Shortfall                                  0.00
Class A Additional Interest Shortfall                       0.00
                                                           0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                           8.7032967%
Fixed Class B Invested Percentage                     6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]      150,000.00
Overdue Class B Monthly Interest (Due) [Section             0.00
4.08(b)]
Class B Additional Interest (Due) [Section                  0.00
4.08(b)]
Overdue Class B Additional Interest (Due)                   0.00
[Section 4.08(b)]
Class B Investor Default Amount                       140,420.71

Excess current or overdue Class B Monthly
Interest,
  Class B Additional Interest or the cumulative             0.00
Excess Interest
Funding of Excess current or overdue Class B
Monthly Interest,
  Class B Additional Interest or the cumulative
Excess Interest:
     From Excess Reallocated FC&A [Section                  0.00
4.13(c)]
     From Cash Collateral Account Withdrawl                 0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
allocable to the Collateral Invested Amount
[Section 4.15(b)]
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section            140,420.71
4.13(d)]
     From Cash Collateral Account Withdrawl                 0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
allocable to the Collateral Invested Amount
[Section 4.15(b)]
     Total Funded                                     140,420.71
                                                               0
Class B Invested Percentage of Reallocated FC&A       416,691.71
[Section 4.11(b)]
Amount that constitutes Excess FC&A [Section          266,691.71
4.11(b)(ii)]
Funded Excess current or overdue Class B Monthly
Interest,
  Class B Additional Interest or the cumulative             0.00
Excess Interest:
Funded Class B Default Amount                         140,420.71
Total Available for Class B Floating Allocations      290,420.71

Class B Monthly Interest (Paid)                       150,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amount         140,420.71
(Paid)

Class B Interest Shortfall                                  0.00
Class B Addtional Interest Shortfall                        0.00

*** Collateral Invested Percentage Allocations
***

Collateral Invested Percentage                       12.0000000%
Fixed Collateral Invested Percentage                 12.0000000%

Collateral Monthly Interest (Due) [Section            169,568.80
4.08(c)]
Overdue Collateral Monthly Interest (Due)                   0.00
[Section 4.08(c)]
Collateral Additional Interest (Due) [Section               0.00
4.08(c)]
Overdue Collateral Additional Interest (Due)                0.00
[Section 4.08(c)]
Collateral Investor Default Amount                    193,610.37

Collateral Invested Percentage of Reallocated         574,529.48
FC&A [Section 4.11(b-1)]
Amount that constitutes Excess FC&A [Section          574,529.48
4.11(b-1)]
From Excess Reallocated FC&A to Fund Collateral       363,179.17
Investor Default Amount [Section 4.13(h)]
Total Available for Collateral Invested               363,179.17
Percentage Allocations

Collateral Monthly Interest (Paid)                    169,568.80
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid)               0.00
Reimbursement of Collateral Default Amount            193,610.37
(Paid)

Collateral Interest Shortfall                               0.00
Collateral Additional Interest Shortfall                    0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap                               9.3098350%
    Collateral Monthly Interest (Subject to           169,568.80
Collat. Rate Cap)
    Series 1994-2 Monthly Interest                  1,541,027.13

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section        864,806.27
4.11(a)(iv)]
      Excess Class B Reallocated FC&A [Section        266,691.71
4.11(b)(ii)]
      Excess Collateral Interest Reallocated          574,529.48
FC&A [Section 4.11(b-1)]
         Total                                      1,706,027.46
  Uses of Excess Reallocated FC&A Collections
[Section 4.13]
    Allocated to Class A Required Amount                    0.00
[Section 4.13(a)]
    Allocated to reimburse Class A Investor                 0.00
Charge-Offs [Section 4.13(b)]
    Allocated to pay current or overdue Class B
Monthly
        Interest, Class B Additional Interest or
the Cumulative
        Excess Interest Amount [Section 4.13(c)]            0.00
    Allocated to fund the Class B Investor            140,420.71
Default Amount [Section 4.13(d)]
    Allocated to reimburse Class B Invested                 0.00
Amount reductions [Section 4.13(e)]
    Allocated to Collateral Monthly Interest          169,568.80
[Section 4.13(f)]
    Allocated to unpaid Allocated Servicing Fee             0.00
from previous periods [Section 4.13(g)]
    Allocated to fund the Collateral Default          193,610.37
Amount [Section 4.13(h)]
    Allocated to reimburse Collateral Invested              0.00
Amount reductions [Section 4.13(i)]
    Allocated to the Cash Collateral Account                0.00
[Section 4.13(j)]
    Allocated pursuant to the Collateral            1,202,427.58
Agreement [Section 4.13(k)]

Subordinated Principal Collections [Section         4,825,258.16
4.15]
   Allocated to Class A Required Amount [Section            0.00
4.15(a)]
   Allocated to pay current or overdue Class B
Monthly
        Interest, Class B Additional Interest or
the Cumulative
        Excess Interest Amount [Section 4.15(b)]            0.00
    Allocated to fund the Class B Investor                  0.00
Default Amount [Section 4.15(c)]


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount         20,000,000.00
    Accumulation Period Amount                              0.00
    Accumulation Period Length                              2.00
         Accumulation Period?                                 NO
Amortization Events
   Three Month Average Series Adjusted Portfolio   Not Triggered
Yield Test
   Other Amortization Events                       Not Triggered
Transaction Period                                  Cont. Amort.

Principal Allocation Percentage                      88.8435933%

Available Investor Principal Collections
     Investor Principal Collections                21,929,717.73
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-2 Excess Principal Collections             0.00
     [Subordinated Series Reallocated Principal             0.00
Collections]
  Available Investor Principal Collections         21,929,717.73

Collateral Principal Collections                    2,990,416.06

Class A Controlled Amortization Amount             17,083,333.33
Class A Controlled Distribution Amount             17,083,333.33
Class A Monthly Principal (Due) [Section           17,083,333.33
4.09(a)]
Class A Monthly Principal (Paid)                   17,083,333.33
Class A Deficit Controlled Amortization Amount              0.00

Total Available to Pay Class B Monthly Principal   25,507,255.00
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section                    0.00
4.09(b)]
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00

Available Investor Prin. Collecions (after          4,846,384.40
paying A &B)

Collateral Monthly Principal (Due) [Section         2,329,545.46
4.09(c)]
Collateral Monthly Principal (Paid)                 2,329,545.46

Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                  5,507,255.00


*** Funding Accounts ***

Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled                       0.00
Amortization Amount
Withdraw of Excess (Paid to Seller)                         0.00
Principal Funding Account Balance                  20,000,000.00

Funded Deficit Controlled Amortization Amount               0.00

[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B                           0.00
Certificateholders
 Class B Principal Funding Account Balance                   N/A

 Class A Interest Payment/Deposit
   from Collection Account                          1,221,458.33
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders               1,221,458.33
   Interest Funding Account Balance                         0.00

 Class B Interest Payment/Deposit
   from Collection Account                            150,000.00
   from Principal Funding Account                           0.00
   Paid to Class B Certificateholders                 150,000.00
   Interest Funding Account Balance]                        0.00

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs               0.00
Cumulative Unreimbursed Class A Investor Charge-            0.00
Offs

Reduction of Class B Invested Amount (Other than            0.00
Class B ICO)
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-            0.00
Offs and Reductions

Reduction of the Collateral Invested Amount                 0.00
(Other than Collateral CO)
Collateral Charge-Offs                                      0.00
Reimbursement of Collateral Invested Amount                 0.00
reductions
Cumulative Unreimbursed Collateral Invested                 0.00
Amount Reductions
Previous month's ending Collateral Invested        28,693,181.82
Amount
Current Month's ending Collateral Invested         26,363,636.36
Amount

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing Fee             0.00
Cumulative unreimbursed unpaid Allocated Serving            0.00
Fee

Total Distributions to Class A, B, CIA             22,567,325.65
(principal and interest and defaults)

*** Receivables Outstanding & Invested Amounts
***

Principal Receivables outstanding [Last Month]   1,277,791,631.00
Average Principal outstanding based upon         1,277,791,631.00
additional accounts
Principal Receivables outstanding [End of Month] 1,216,558,159.60
Finance Charge and Administrative Receivables     117,860,834.66
outstanding

Class A Invested Amount                           170,833,333.34
Class B Invested Amount                            22,500,000.00
Collateral Invested Amount                         26,363,636.36
Invested Amount                                   219,696,969.70

Series Adjusted Invested Amount                   375,000,000.00
    Revolving or Accumulation Period              375,000,000.00
    Controlled Amortization  Period               375,000,000.00
        Seller Specified Numerator                          0.00
        125% Amount                                         0.00
    Early Amortization  Period                               N/A

Series Required Seller Amount                      37,500,000.00
Required Collateral Amount                         26,363,636.36
Available Collateral Amount                        26,363,636.36

Class A Certificate Balance                       170,833,333.34
Class B Certificate Balance                        22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-Offs             0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest
or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default                  0.00
Amount
      To reimburse Class B Invested Amount                  0.00
reductions
             Total                                          0.00
   Deposit of Collateral Monthly Principal          2,329,545.46
   Net Available                                    2,329,545.46
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                               2,329,545.46
   Cash Collateral Account Surplus                  2,329,545.46
   End Balance                                              0.00

Collateral Surplus (Prime)                                  0.00
Cash Collateral Account Surplus (Prime)                     0.00